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                                EXHIBIT (10)(xi)

                             DIRECTOR DEFERRAL PLAN

                                    AGREEMENT

        THIS AGREEMENT, made and entered into this ____ day of ______________, 2003, by and between Home Savings Bank of Albemarle, SSB, a Bank organized and existing under the laws of the State of North Carolina, (hereinafter referred to as the "Bank"), and R. Ronald Swanner, a Director of the Bank, (hereinafter referred to as the "Director").

        WHEREAS, the Director has been in the service of the Bank for several years and has now and for years faithfully served the Bank. It is the consensus of the Board of Directors of the Bank (hereinafter referred to as the "Board") that the Director's services have been of exceptional merit, in excess of the compensation paid and an invaluable contribution to the profits and position of the Bank in its field of activity. The Board further believes that the Director's experience, knowledge of corporate affairs, reputation and industry contacts are of such value and his continued services are so essential to the Bank's future growth and profits that it would suffer severe financial loss should the Director terminate the Director's services.

        ACCORDINGLY, the Board has adopted the Bank Director Deferral Plan (hereinafter referred to as the "Director Plan") and it is the desire of the Bank and the Director to enter into this Agreement under which the Bank will agree to make certain payments to the Director upon the Director's retirement or to the Director's beneficiary(ies) in the event of the Director's death pursuant to the Director Plan;

         FURTHERMORE, it is the intent of the parties hereto that this Director Plan be considered an unfunded arrangement maintained primarily to provide supplemental retirement benefits for the Director, and be considered a non-qualified benefit plan for purposes of the Employee Retirement Income Security Act of 1974, as amended

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("ERISA"). The Director is fully advised of the Bank's financial status and has had substantial input in the design and operation of this benefit plan; and

        WHEREAS, the Bank and the Director are parties to a Retirement Payment Agreement dated October of 1985 between Home Savings Bank of Albemarle, SSB and
R. Ronald Swanner that provides for the payment of certain benefits. This Director Deferral Plan Agreement and the benefits provided hereunder shall replace and supercede the existing Retirement Payment Agreement and the benefits provided thereby;

        NOW THEREFORE, in consideration of services the Director has performed in the past and those to be performed in the future, and based upon the mutual promises and covenants herein contained, the Bank and the Director agree as follows:

I.      DEFINITIONS

        A.      Effective Date:

                The Effective Date of the Director Plan shall be February 18, 2003.

        B.      Plan Year:

                Any reference to "Plan Year" shall mean a calendar year from January 1 to December 31. In the year of implementation, the term "Plan Year" shall mean the period from the Effective Date to December 31 of the year of the Effective Date.

        C.      Retirement Date:

                Retirement Date shall mean retirement from service with the Bank which becomes effective on the first day of the calendar month following the month in which the Director reaches the Director's sixty-fifth (65th) birthday or such later date as the Director may actually retire.

        D.      Termination of Service:

                Termination of Service shall mean voluntary resignation of service by the Director or the Bank's discharge of the Director without cause, prior to the Retirement Date (Subparagraph I [C]).

        E.      Index Retirement Benefit:

                The Index Retirement Benefit for the Director for each plan year shall be equal to the excess (if any) of the Index (Subparagraph I [F]) for that Plan Year over the Opportunity Cost (Subparagraph I [G]) for that Plan Year, divided by a factor equal to 1.00 minus the marginal tax rate.

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        F.      Index:

                The Index for any Plan Year shall be the aggregate annual after-tax income from the life insurance contract(s) described hereinafter as defined by FASB Technical Bulletin 85-4. This Index shall be applied as if such insurance contracts were purchased on the Effective Date hereof.

                Insurance Company:            Mass Mutual Life Insurance Company
                Policy Form:                  Flexible Premium Adjustable Life
                Policy Name:                  Strategic Life Executive
                Insured's Age and Sex:        55, Male
                Riders:                       None
                Ratings:                      None
                Option:                       Level
                Face Amount:                  $61,101
                Premiums Paid:                $27,900
                Number of Premium Payments:   Single
                Assumed Purchase Date:        February 18, 2003

                Insurance Company:            New York Life Insurance Company
                Policy Form:                  Flexible Premium Adjustable Life
                Policy Name:                  Strategic Life Executive
                Insured's Age and Sex:        55, Male
                Riders:                       None
                Ratings:                      None
                Option:                       Level
                Face Amount:                  $100,000
                Premiums Paid:                $27,000
                Number of Premium Payments:   Single
                Assumed Purchase Date:        February 18, 2003

                If such contracts of life insurance are actually purchased by the Bank, then the actual policies as of the dates they were purchased shall be used in calculations under this Director Plan. If such contracts of life insurance are not purchased or are subsequently surrendered or lapsed, then the Bank shall receive annual policy illustrations that assume the above-described policies were purchased or had not subsequently surrendered or lapsed. Said illustrations shall be received from the respective insurance companies and will indicate the increase in policy values for purposes of calculating the amount of the Index.

                In either case, references to the life insurance contract are merely for purposes of calculating a benefit. The Bank has no obligation to purchase

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                such life insurance and, if purchased, the Director and the
                Director's beneficiary(ies) shall have no ownership interest in such policy and shall always have no greater interest in the benefits under this Agreement than that of an unsecured general creditor of the Bank.

        G.      Opportunity Cost:

                The Opportunity Cost for any Plan Year shall be calculated by taking the sum of the amount of premiums for the life insurance policies described in the definition of "Index" plus the amount of any after-tax benefits paid to the Executive pursuant to the Executive Plan (Paragraph II hereinafter) plus the amount of all previous years' after-tax Opportunity Cost, and multiplying that sum by the greater of either: (i) the average after tax yield of a one-year Treasury bill; or (ii) the Bank's annualized after tax cost of funds as calculated from the Bank's third quarter call report.

        H.      Change of Control:

                Change of Control means the cumulative transfer of more than fifty percent (50%) of the voting stock of the Bank from the Effective Date of this Director Plan. For the purposes of this Director Plan, transfers on account of deaths or gifts, transfers between family members or transfers made to a qualified retirement plan maintained by the Bank shall not be considered in determining whether there has been a Change of Control.

        I.      Normal Retirement Age:

                Normal Retirement Age shall mean the date on which the Director attains age sixty-five (65).

        J.      Benefit Accounting:

                The Bank shall account for the benefit provided herein using the regulatory accounting principles of the Bank's primary federal regulator. The Bank shall establish an accrued liability retirement account for the Director into which appropriate reserves shall be accrued. On the date of this Agreement, said account shall have a balance of One Hundred Forty Five Thousand and 00/100ths Dollars ($145,000.00).

II.     BENEFITS

        A.      Retirement Benefits:

                Subject to Subparagraph II (D), hereinafter, should the Director continue to serve the Bank until "Normal Retirement Age" defined in Subparagraph I (I), the Director shall be entitled to receive an annual benefit equal to the amount set forth in Exhibit "A-1". Said payments shall be made monthly

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                (1/12th of the annual benefit) and shall commence thirty (30)
                days following the Director's retirement and shall continue until the Director attains age seventy-six (76). Upon completion of the aforestated payments and commencing subsequent thereto and subject to Subparagraph II (A) (i) hereinbelow, the Index Retirement Benefit (Subparagraph I [E]) shall be paid to the Director until the Director's death at which time said benefit shall cease.

                (i)     Index Retirement Benefit Adjustment:

                        The Index Retirement Benefit payment as set forth hereinabove for the first Plan Year subsequent to the Director attaining age seventy-six (76) shall be adjusted according to a number equal to the aggregate of the Index Retirement Benefit (Subparagraph I [E]) for each Plan Year from the Effective Date of this agreement until the Plan Year subsequent to the Director attaining age seventy-six (76) over the aggregate of the benefit payments the Director actually received under the terms of this Director Plan through that date. For example, if the Director retires at age sixty-five (65) and the aggregate annual benefits received by the Director until the Plan Year the Director attains age seventy-six (76) were $900,000.00, and the aggregate Index Retirement Benefits for each Plan Year from the Effective Date of this agreement to the Plan Year the Director's attains age seventy-six (76) were $1,000,000.00 then the Director's Index Retirement Benefit in the first Plan Year said payment is payable to the Director would be increased by $100,000.00. If said number is a deficit, then the Index Retirement Benefit for the Plan Year when the Director attains age seventy-six (76) and each subsequent Plan Year's benefit (if necessary) shall be reduced until the entire deficit has been recovered by the Bank. For each year thereafter, the Index Retirement Benefit payment shall be paid as set forth in Subparagraph I (E). For example, if the Director retires at age sixty-five (65) and the aggregate annual benefits to be received by the Director until the Plan Year the Director attains age seventy-six (76) were $1,000,000.00, and the aggregate Index Retirement Benefits for each Plan year from the Effective Date of this agreement to the Plan Year the Director attains age seventy-six (76) were $900,000.00 and the Director's Index Retirement Benefit was $90,000.00 in the first year, then the Director would not receive any Index Retirement Benefit in the first year, and the second years' Index Retirement benefit would be reduced by $10,000.00.

        B.      Termination of Service:

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                Subject to Subparagraph II (E), should an Executive suffer a
                Termination of Service the Executive shall be entitled to receive the annual benefit set forth in Exhibit A-1. Said payments shall be made monthly (1/12th of the annual benefit) and shall commence thirty (30) days following the Executive's Normal Retirement Age (Subparagraph I [J] and shall continue until the Executive attains age seventy-six (76). Upon completion of the aforestated payments and commencing subsequent thereto and subject to Subparagraph II (A) (i) hereinabove the Index Retirement Benefit for each Plan Year subsequent to the year in which the Executive attains age seventy-six (76), and including the remaining portion of the Plan Year in which the Executive attains age seventy-six (76), shall be paid to the Executive until the Executive's death.

        C.      Death:

                If the Director dies while there is a balance in the Director's accrued liability retirement account, then the unpaid balance shall be paid in a lump sum to the individual or individuals designated in writing by the Director and filed with the Bank. In the absence of or a failure to designate a beneficiary, the unpaid balance shall be paid in a lump sum to the personal representative of the Director's estate. If, upon death, the Director shall have received the total balance of the Director's accrued liability retirement account, then no further benefit shall be due hereunder. In any event, upon the death of the Director, the Director's beneficiary shall not be entitled to receive any Index Retirement Benefit.

        D.      Discharge for Cause:

                Should the Director be Discharged for Cause at any time, all benefits under this Director Plan shall be forfeited. The term "for cause" shall mean any of the following that result in an adverse effect on the Bank: (i) gross negligence or gross neglect; (ii) the commission of a felony or misdemeanor involving moral turpitude, fraud, or dishonesty; (iii) the willful violation of any law, rule, or regulation (other than a traffic violation or similar offense); (iv) an intentional failure to perform stated duties; or (v) a breach of fiduciary duty involving personal profit. If a dispute arises as to discharge "for cause," such dispute shall be resolved by arbitration as set forth in this Director Plan.

        D.      Death Benefit:

                Except as set forth above, there is no death benefit provided under this Agreement.

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III.    RESTRICTIONS UPON FUNDING

        The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The Director, the Director's beneficiary(ies) or any successor in interest to the Director shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

        The Bank reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Agreement or to refrain from funding the same and to determine the exact nature and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall the Director be deemed to have any lien or right, title or interest in or to any specific funding investment or to any assets of the Bank.

        If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Director, then the Director shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

IV.     CHANGE OF CONTROL

        Upon a Change of Control (Subparagraph I [H]), if the Director subsequently suffers a Termination of Service (Subparagraph I [D]), then the Director shall be entitled to receive the amount in the Director's Accrued Liability Retirement Account as of the date of Termination of Service paid in a lump sum thirty (30) days following said Termination of Service. The Director will also remain eligible for all promised death benefits in this Director Plan. In addition, no sale, merger, or consolidation of the Bank shall take place unless the new or surviving entity expressly acknowledges the obligations of this Director Plan and agrees to abide by its terms.

V.      MISCELLANEOUS

        A.      Alienability and Assignment Prohibition:

                Neither the Director, his/her surviving spouse nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Director or the Director's beneficiary(ies), nor be transferable by operation of law in the

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                event of bankruptcy, insolvency or otherwise. In the event the
                Director or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank's liabilities shall forthwith cease and terminate.

        B.      Binding Obligation of the Bank and any Successor in Interest:

                The Bank shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agree, in writing, to assume and discharge the duties and obligations of the Bank under this Director Plan. This Director Plan shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

        C.      Amendment or Revocation:

                Subject to Paragraph VII, it is agreed by and between the parties hereto that, during the lifetime of the Director, this Director Plan may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Director and the Bank.

        D.      Gender:

                Whenever in this Director Plan words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

        E.      Effect on Other Bank Benefit Plans:

                Nothing contained in this Director Plan shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

        F.      Headings:

                Headings and subheadings in this Director Plan are inserted for reference and convenience only and shall not be deemed a part of this Director Plan.

        G.      Applicable Law:

                The validity and interpretation of this Agreement shall be governed by the laws of the State of North Carolina.

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        H.      12 U.S.C. Section 1828(k):

                Any payments made to the Director pursuant to this Director Plan, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) or any regulations promulgated thereunder.

        I.      Partial Invalidity:

                If any term, provision, covenant, or condition of this Director Plan is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant, or condition invalid, void, or unenforceable, and the Director Plan shall remain in full force and effect notwithstanding such partial invalidity.

        J.      Supersede and Entire Agreement:

                This Agreement shall supersede the Retirement Payment Agreement dated October of 1985, and shall constitute the entire agreement of the parties pertaining to this particular Director Deferral Plan Agreement.

VI.     ERISA PROVISION

        A.      Named Fiduciary and Plan Administrator:

                The "Named Fiduciary and Plan Administrator" of this Director Plan shall be Home Savings Bank of Albemarle, SSB until its resignation or removal by the Board. As Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control and administration of the Director Plan. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Director Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

        B.      Claims Procedure and Arbitration:

                In the event a dispute arises over benefits under this Director Plan and benefits are not paid to the Director (or to the Director's beneficiary(ies) in the case of the Director's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above within.sixty (60) days from the date payments are refused. The Named Fiduciary and Plan Administrator shall review the written claim and if the claim is denied, in

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                whole or in part, they shall provide in writing within sixty
                (60) days of receipt of such claim the specific reasons for such denial, reference to the provisions of this Director Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Named Fiduciary and Plan Administrator fail to take any action within the aforesaid sixty-day period.

                If claimants desire a second review they shall notify the Named Fiduciary and Plan Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Director Plan or any documents relating thereto and submit any written issues and comments it may feel appropriate. In their sole discretion, the Named Fiduciary and Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

                If claimants continue to dispute the benefit denial based upon completed performance of this Director Plan or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an arbitrator for final arbitration. The arbitrator shall be selected by mutual agreement of the Bank and the claimants. The arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such arbitrator with respect to any controversy properly submitted to it for determination.

                Where a dispute arises as to the Bank's discharge of the Director "for cause," such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

VII. TERMINATION OR MODIFICATION OF AGREEMENT BY REASON OF CHANGES IN THE LAW, RULES OR REGULATIONS

        The Bank is entering into this Agreement upon the assumption that certain existing tax laws, rules and regulations will continue in effect in their current form. If any said assumptions should change and said change has a detrimental effect on this Director Plan, then the Bank reserves the right to terminate or modify this Agreement accordingly. Upon a Change of Control (Subparagraph I [J]), this paragraph shall become null and void effective immediately upon said Change of Control.

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IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof on the first day set forth hereinabove, and that upon execution, each has received a conforming copy.

                                             HOME SAVINGS BANK OF
                                             ALBEMARLE, SSB

                                             Albemarle, North Carolina


                                             By:
--------------------------------                --------------------------------
Witness                                                     Title


--------------------------------                --------------------------------
Witness                                               R. Ronald Swanner

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                      BENEFICIARY DESIGNATION FORM FOR THE
                        DIRECTOR DEFERRAL PLAN AGREEMENT

I.      PRIMARY DESIGNATION
                (You may refer to the beneficiary designation information prior to completion.)

        A.      PERSON(S) AS A PRIMARY DESIGNATION:
                (Please indicate the percentage for each beneficiary.)

        Name______________________   Relationship___________________  / _______%

        Address:_______________________________________________________________
                     (Street)              (City)       (State)          (Zip)

        Name______________________   Relationship___________________  / _______%

        Address:_______________________________________________________________
                     (Street)              (City)       (State)          (Zip)

        Name______________________   Relationship___________________  / _______%

        Address:_______________________________________________________________
                     (Street)              (City)       (State)          (Zip)

        Name______________________   Relationship___________________  / _______%

        Address:_______________________________________________________________
                     (Street)              (City)       (State)          (Zip)

        B.      ESTATE AS A PRIMARY DESIGNATION:

        My Primary Beneficiary is The Estate of   ______________________________

        ____ as set forth in the last will and testament dated the _____ day of

        _____________, _______ and any codicils thereto.

        C.      TRUST AS A PRIMARY DESIGNATION:

        Name of the Trust:  ____________________________________________________

        Execution Date of the Trust: _____ / _____ / _________

        Name of the Trustee: ___________________________________________________

        Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

        ________________________________________________________________________

        ________________________________________________________________________

        Is this an Irrevocable Life Insurance Trust?  ________ Yes   ________ No
        (If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

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II.     SECONDARY (CONTINGENT) DESIGNATION

        A.      PERSON(S) AS A SECONDARY (CONTINGENT) DESIGNATION:
                (Please indicate the percentage for each beneficiary.)

        Name______________________   Relationship___________________  / _______%

        Address:_______________________________________________________________
                     (Street)              (City)       (State)           (Zip)

        Name______________________   Relationship___________________  / _______%

        Address:_______________________________________________________________
                     (Street)              (City)       (State)           (Zip)

        Name______________________   Relationship___________________  / _______%

        Address:_______________________________________________________________
                     (Street)              (City)       (State)           (Zip)

        Name______________________   Relationship___________________  / _______%

        Address:_______________________________________________________________
                     (Street)              (City)       (State)           (Zip)

        B.      ESTATE AS A SECONDARY (CONTINGENT) DESIGNATION:

        My Secondary Beneficiary is The Estate of   ____________________________

        ______ as set forth in my last will and testament dated the _____ day of

        _____________, _______ and any codicils thereto.

        C.      TRUST AS A SECONDARY (CONTINGENT) DESIGNATION:

        Name of the Trust:  ____________________________________________________

        Execution Date of the Trust: _____ / _____ / _________

        Name of the Trustee: ___________________________________________________

        Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

        ________________________________________________________________________

        ________________________________________________________________________

        All sums payable under the Director Deferral Plan Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.

        ----------------------------                ----------------------------
        R Ronald Swanner                            Date

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